===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 16, 2003

                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                  000-26727                 68-0397820
(State or other jurisdiction of      (Commission              (IRS Employer
 incorporation or organization)      File Number)           Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California               94949
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:              (415) 884-6700


                                 Not Applicable
                  ------------------------------------------
          (Former name or former address, if changed since last report)
===============================================================================

Item 5.           Other Events.

                  On June 16, 2003, BioMarin Pharmaceutical Inc. (the "Registrant"), issued a press release announcing that it intends to offer approximately $125 million of convertible subordinated notes in a private offering. The Registrant hereby incorporates by reference the press release issued on June 16, 2003, attached hereto as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a) Financial Statements of Business Acquired.

             Not Applicable.

         (b) Pro Forma Financial Information.

             Not Applicable.

         (c) Exhibits.

             Exhibit 99.1 Press Release of the Registrant dated June 16, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BioMarin Pharmaceutical Inc.,
                                        a Delaware corporation


Date: June 16, 2003                     By: /s/ Louis Drapeau
                                            -----------------
                                            Louis Drapeau
                                            Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1               Press Release of the Registrant dated June 16, 2003.